Acquisition of Assets & Note Payable	12 Months Ended
Jun. 30, 2015
Acquisition of Assets and Note Payable [Abstract]
Acquisition of Assets and Note Payable [Text Block]
Note 11 — Acquisition of Assets & Note Payable

The Company acquired certain assets including specific inventory and fixed assets from a RF services provider, Microsemi Corp-RF Integrated Solutions (“Microsemi”); which had eliminated providing certain RF services similar to that of the Company for approximately 10 customers. The acquisition was pursuant to a contract, originally dated March 27, 2013, which provided for a $100,000 down payment and a note payable for $650,000, with payments through December, 2014 as amended, inventory and fixed assets associated with these specific RF services, and intangible assets consisting of a customer list, non-compete clause and an exclusive license. The Contract also provided for 5% royalty on certain RF services we will provide to the specified 10 customers. (See also note 13)

On August 8, 2014 the Company signed a strategic partnership agreement with Dynamac, Inc. to develop, manufacture and market a portfolio of low cost RF/Microwave and Millimeter-wave calibrated test probes and related universal test platforms. Microphase agreed to pay a one-time licensing and rights fee of $350,000 of which $50,000 was paid in the first quarter of fiscal 2015, and the remaining $300,000 was originally due in the second quarter. The Company is presently renegotiating repayment terms as well as the expected delivery date of the initial proto-type products. Microphase also agreed to pay a 25% royalty fee based on the list price of each product sold by Microphase. Microphase has a first right of refusal to purchase the product line for $2.5 million for 3 years from the date of the agreement.

	June 30, 2015	June 30, 2014
Asset acquisition note payable	$300,000	$360,000

Asset allocation on Acquisition date
The consideration paid for this portion of business was allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the acquisition date. We assigned $155,250 to identifiable intangible assets, which consist of a customer list, non-compete clause and an exclusive license. The acquired intangible assets will be amortized over their estimate lives, which range from 5 to 10 years, primarily using accelerated amortization methods based on the cash flow streams used to value those assets. The exclusive license has a contractual indefinite life and will be reviewed annually for impairment. There was no excess of the purchase price over the estimated fair value of the net assets acquired and as such no goodwill was recorded. The Dynamac License was recorded at cost.

Asset allocation	June 30, 2015	June 30, 2014
Customer List	$73,017	73,017
Non-Compete Clause	25,399	25,399
Exclusive License(s)	406,861	56,861
	505,277	$155,277
Accumulated Amortization	(31,022)	(15,511)
Total	$474,255	$139,766